                                                                                          Exhibit 3.2

                                     THIRD AMENDED AND RESTATED

                                               BYLAWS

                                                 OF

                                TROPICAL SPORTSWEAR INT'L CORPORATION

                                        A FLORIDA CORPORATION

                                     As Amended on July 28, 2004

                                              ARTICLE 1
                                             DEFINITIONS

     Section 1.1 Definitions.  The following terms shall have the following  meanings for purposes of these Bylaws:

     "Articles" means the Amended and Restated Articles of Incorporation of the Corporation.

     "Act" means the Florida  Business  Corporation  Act, as it may be amended from time to time,  or any successor legislation thereto.

     "Board" means the Corporation's Board of Directors.

     "Bylaws" means these Third Amended and Restated Bylaws.

     "Corporation" means Tropical Sportswear Int'l Corporation, a Florida corporation.

     "Deliver" or "delivery"  includes  delivery by hand; United States mail;  facsimile,  telegraph, teletype  or  other  form  of  electronic  transmission,  with  written  confirmation  or  other acknowledgment of receipt; and private mail carriers handling nationwide mail services.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Principal  Office"  means  the  office  (within  or  without  the State of  Florida)  where the
     Corporation's  principal  executive offices are located,  as designated in the Articles until an annual report has been filed with the Florida  Department of State, and thereafter as designated in the annual report.

     Any terms not defined  under this Article 1 shall have the meanings  specified in the section of these Bylaws in which they first appear.

                                              ARTICLE 2
                                               OFFICES

     Section 2.1 Principal and Business  Offices.  The  Corporation may have such principal and other business offices,  either within or without the State of Florida,  as the Board may designate or as the business of the Corporation may require from time to time.

     Section 2.2 Registered  Office.  The registered  office of the  Corporation  required  by the Act to be  maintained  in the  State of  Florida  may but need not be  identical  with the  Principal
     Office  if  located  in  the State of Florida,  and the  address of  the registered office may be changed from time to time by the Board or by the  registered  agent.  The business  office of the registered agent of the Corporation shall be identical to such registered office.

                                              ARTICLE 3
                                            SHAREHOLDERS

     Section 3.1 Annual Meeting.

     (a) Call by Directors.  The  annual  meeting  of  shareholders  shall be held  within five months after  the  close  of each  fiscal  year  of the  Corporation  on  a date and at a time and place designated  by the  Board,  for the  purpose  of  electing  directors  and for the transaction of such other  business as may  come before  the meeting.  If the election of directors shall not be held on the day  fixed  as  herein  provided  for any annual meeting  of shareholders,  or at any adjournment thereof, the Board  shall cause  the election  to  be  held  at a special  meeting of shareholders as soon thereafter as is  practicable. The failure to hold the annual meeting of the shareholders  within the time stated in these Bylaws shall not affect the terms of office  of the officers or directors of the Corporation or the validity of any corporate action.

     (b)  Business  At  Annual  Meeting.     At  an  annual  meeting  of   the  shareholders  of  the
     Corporation,  only such business shall be  conducted  as shall have been properly brought before the meeting.  To be properly brought before an annual meeting, business must be (1) specified in the notice of meeting (or any supplement thereto)  given  by or at the direction  of the  Board,
     (2) otherwise properly  brought before the meeting  by or at the direction of the  Board, or (3)
     otherwise  properly  brought  before  the  meeting by a shareholder. For business to be properly brought before an annual  meeting by a  shareholder, the  shareholder  must  have  given  timely notice  thereof in writing to the  Secretary of the Corporation.  To be timely,  a shareholder's notice  shall  be  received  at  the principal business office of the Corporation no later  than the date  designated  for  receipt of shareholders'  proposals in a prior public disclosure made by the Corporation.  If there  has been no such prior public  disclosure,  then to be timely,  a shareholder's  notice must be delivered  to  or mailed  and received at the  principal  business office of the  Corporation not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of shareholders;  provided, however, that in the event that less than seventy
     (70) days' notice of the date of the meeting is given to shareholders by  notice or prior public disclosure,  notice  by  the shareholders, to be timely, must be received by the Corporation not later than the  close of  business on  the tenth day following the day on which the  Corporation gave notice  or made a public disclosure of the date of the annualmeeting of the shareholders. A shareholder's  notice  to  the  Secretary  shall  set  forth  as to each matter the  shareholder proposes to bring  before  the annual meeting (a) a brief description of the business desired to be brought  before  the annual  meeting  and the  reasons  for  conducting  such business at the annual meeting,  (b)  the name and address,  as they appear on the Corporation's stock books, of the shareholders proposing such business, (c) the class and number of shares of the  Corporation which are beneficially owned by the shareholder, (d)  any  material interest  of the shareholder in such  business,  and (e) the same  information required by clauses (b), (c)and (d) above with respect  to  any  other shareholder that, to the  knowledge of  the shareholder  proposing  such business, supports such proposal. Notwithstanding anything in these  Bylaws  to the contrary, no business  shall be conducted at an annual meeting except in accordance  with the  procedures set forth in this Section.  The Chairman of an annual meeting shall, if the facts warrant, determine and declare to the annual meeting  that a matter of business was not properly brought before the meeting in  accordance  with  the  provisions of  this  Section,  and  if  the Chairman shall so determine, the Chairman  shall so  declare  at  the  meeting  and any such business not properly brought  before the meeting shall not be transacted.

     Section 3.2 Special Meetings.

     (a)  Call  by  Directors  or  Executive  Officers.  Special  meetings  of  shareholders  of  the
     Corporation,  for any purpose or  purposes,  may be called by any four (or more)  members of the
     Board, or the Chairman of the Board of Directors  ("Chairman"),  or the Chief Executive  Officer
     of the Corporation.

     (b) Call by  Shareholders.  The Corporation  shall call a special meeting of shareholders in the event that the holders of not less than  twenty-five  percent (25%) of the total number of votes of the then  outstanding  shares of capital stock of the Corporation  entitled to vote generally in the election of directors,  voting together as a single class, sign, date, and deliver to the
     Secretary one or more written demands for the meeting  describing one or more purposes for which it is to be held.  The  Corporation  shall give notice of such a special  meeting  within  sixty
     (60) days after the date that the demand is delivered to the Corporation.

     Section 3.3 Place of Meeting.  The Board may designate  any place,  either within or without the
     State of  Florida,  as the place of meeting for any annual or special  meeting of  shareholders.
     If no  designation  is  made,  the  place  of  meeting  shall  be the  Principal  Office  of the
     Corporation.

     Section 3.4 Notice of Meeting.

     (a) Content and Delivery.  Written  notice  stating the date,  time, and place of any meeting of shareholders  and,  in the case of a special  meeting,  the  purpose or  purposes  for which the meeting is called,  shall be  delivered  not less than ten days nor more than sixty days  before the date of the meeting by or at the direction of the Chief  Executive  Officer,  the President, the Senior or  Executive  Vice  Presidents,  or the  Secretary,  or the officer or persons  duly calling the meeting,  to each shareholder of record entitled to vote at such meeting and to such other  persons as required by the Act.  Unless the Act requires  otherwise,  notice of an annual meeting  need not include a  description  of the  purpose or  purposes  for which the meeting is called.  If mailed,  notice of a meeting of  shareholders  shall be deemed to be delivered  when deposited in the United States mail,  addressed to the  shareholder  at his or her address as it appears on the stock record books of the Corporation,  with postage thereon  prepaid.  Except as otherwise provided by the Act, notice by electronic transmission  constitutes written notice and may be transmitted to the shareholder in a manner authorized by the shareholder.

     (b) Notice of Adjourned  Meetings.  If an annual or special meeting of shareholders is adjourned to a different date,  time, or place,  the  Corporation  shall not be required to give notice of the new date,  time, or place if the new date, time, or place is announced at the meeting before adjournment;  provided,  however,  that if a new record date for an adjourned meeting is or must be fixed,  the  Corporation  shall give  notice of the  adjourned  meeting  to  persons  who are shareholders as of the new record date who are entitled to notice of the meeting.

     (c) No  Notice  Under  Certain  Circumstances.  Notwithstanding  the  other  provisions  of this
     Section,  no notice of a meeting  of  shareholders  need be given to a  shareholder  if:  (1) an annual report and proxy statement for two consecutive  annual meetings of  shareholders,  or (2)
     all,  and at least two,  checks in payment of  dividends  or  interest  on  securities  during a twelve-month  period  have  been sent by  first-class,  United  States  mail,  addressed  to the shareholder at his or her address as it appears on the share transfer books of the  Corporation,
     and  returned   undeliverable.   The  obligation  of  the   Corporation  to  give  notice  of  a
     shareholders'  meeting to any such  shareholder  shall be reinstated  once the  Corporation  has received a new address for such shareholder for entry on its share transfer books.

     (d) Common Address.  Except as otherwise  provided under Section 607.0141 of the Act, any notice to shareholders  provided by the Corporation pursuant to the Articles, or these Bylaws, shall be effective if given by a single written notice to shareholders  who share an address if consented to by the  shareholders at that address to whom such notice is given.  Any such consent shall be revocable by a shareholder by written notice to the  Corporation.  Any  shareholder who fails to object in writing to the  Corporation,  within 60 days after having been given written notice by the  Corporation of its intention to send the single notice  permitted  under this  subparagraph
     (d), shall be deemed to have consented to receiving such single written notice.

     Section 3.5 Waiver of Notice.

     (a) Written  Waiver.  A  shareholder  may waive any notice  required by the Act or these  Bylaws before or after the date and time stated for the meeting in the notice.  The waiver  shall be in writing  and  signed  by the  shareholder  entitled  to the  notice,  and  be  delivered  to the
     Corporation  for  inclusion  in the minutes or filing with the  corporate  records.  Neither the business to be transacted at nor the purpose of any regular or special  meeting of  shareholders need be specified in any written waiver of notice.

     (b) Waiver by  Attendance.  A  shareholder's  attendance  at a  meeting,  in person or by proxy, waives  objection  to all of the  following:  (1) lack of  notice  or  defective  notice  of the meeting,  unless the  shareholder at the beginning of the meeting objects to holding the meeting or transacting  business at the meeting;  and (2)  consideration  of a particular  matter at the meeting that is not within the purpose or purposes  described in the meeting notice,  unless the shareholder objects to considering the matter when it is presented.

     Section 3.6 Fixing of Record Date.

     (a)  General.  The  Board  may fix in  advance  a date as the  record  date for the  purpose  of determining  shareholders  entitled to notice of a shareholders'  meeting,  entitled to vote, or take any other action.  In no event may a record date fixed by the Board be a date preceding the date upon which the  resolution  fixing the record  date is adopted or a date more than  seventy days before the date of meeting or action requiring a determination of shareholders.

     (b) Special Meeting. The record date for determining  shareholders  entitled to demand a special meeting  shall be the close of business on the date the first  shareholder  delivers  his or her demand to the Corporation.

     (c)  Shareholder  Action  by  Written  Consent.  If no prior  action  is  required  by the Board pursuant  to the Act,  the record  date for  determining  shareholders  entitled  to take action without a meeting  shall be the close of business on the date the first signed  written  consent with respect to the action in question is delivered to the  Corporation,  but if prior action is required by the Board  pursuant  to the Act,  such record date shall be the close of business on the date on which the Board  adopts the  resolution  taking such prior  action  unless the Board otherwise fixes a record date. Any action of the  shareholders of the Corporation  taken without a meeting shall be effected only upon the written consent of the holders of outstanding  capital stock of the  Corporation of each voting group entitled to vote thereon having not less than the minimum  number of votes with  respect to each voting group that would be necessary to authorize or take such action at a meeting at which all voting groups and shares  entitled to vote thereon were present and voted.

     (d) Absence of Board  Determination for Shareholders'  Meeting.  If the Board does not determine the record date for determining  shareholders  entitled to notice of and to vote at an annual or special  shareholders'  meeting,  such  record  date shall be the close of  business  on the day before the first notice with respect thereto is delivered to shareholders.

     (e) Adjourned  Meeting. A record date for determining  shareholders  entitled to notice of or to vote at a  shareholders'  meeting is effective  for any  adjournment  of the meeting  unless the
     Board fixes a new record date,  which it must do if the meeting is adjourned to a date more than
     120 days after the date fixed for the original meeting.

     Section 3.7 Shareholders' List for Meetings.

     (a) Preparation  and  Availability.  After a record date for a meeting of shareholders  has been fixed,  the  Corporation  shall  prepare  an  alphabetical  list  of  the  names  of  all of the shareholders  entitled to notice of the  meeting.  The list shall be arranged by class or series of shares, if any, and show the address of and number of shares held by each  shareholder.  Such list shall be available for inspection by any  shareholder for a period of ten days prior to the meeting or such  shorter  time as exists  between  the record  date and the  meeting  date,  and continuing through the meeting, at the Corporation's  Principal Office, at a place identified in the  meeting  notice  in the city  where  the  meeting  will be held,  or at the  office  of the
     Corporation's  transfer  agent or registrar,  if any. A shareholder  or his or her agent may, on written  demand,  inspect  the list,  subject to the  requirements  of the Act,  during  regular business hours and at his or her expense,  during the period that it is available for inspection pursuant to this Section.  A  shareholder's  written  demand to inspect the list shall  describe with  reasonable  particularity  the purpose for inspection of the list, and the Corporation may deny the demand to inspect the list if the Secretary  determines that the demand was not made in good faith and for a proper  purpose or if the list is not directly  connected  with the purpose stated in the shareholder's  demand,  all subject to the requirements of Section  607.1602(3) of the Act.  Notwithstanding  anything  herein to the  contrary,  the  Corporation  shall  make the shareholders'  list available at any annual meeting or special meeting of  shareholders  and any shareholder  or his or her agent or attorney may inspect the list at any time during the meeting or any adjournment thereof.

     (b) Prima Facie  Evidence.  The  shareholders'  list is prima facie  evidence of the identity of shareholders entitled to examine the shareholders' list or to vote at a meeting of shareholders.

     (c)  Failure  to  Comply.  If the  requirements  of this  Section  have not  been  substantially complied  with,  or if the  Corporation  refuses to allow a  shareholder  or his or her agent or attorney  to inspect  the  shareholders'  list  before or at the  meeting,  on the demand of any shareholder,  in  person or by  proxy,  who  failed to get such  access,  the  meeting  shall be adjourned until such requirements are complied with.

     (d)  Validity  of Action Not  Affected.  Refusal or  failure  to prepare or make  available  the shareholders'  list  shall  not  affect  the  validity  of any  action  taken  at a  meeting  of shareholders.

     Section 3.8 Quorum.

     (a) What  Constitutes  a Quorum.  Shares  entitled to vote as a separate  voting  group may take action on a matter at a meeting  only if a quorum of those  shares  exists with  respect to that matter.  If the  Corporation  has  only  one  class  of  stock  outstanding,  such  class  shall constitute a separate  voting group for purposes of this Section.  Except as otherwise  provided in the Act, a majority of the votes entitled to be cast on the matter shall  constitute a quorum of the voting group for action on that matter.

     (b) Presence of Shares.  Once a share is  represented  for any purpose at a meeting,  other than for the purpose of objecting to holding the meeting or transacting  business at the meeting,  it is considered  present for purposes of determining  whether a quorum exists for the remainder of the meeting and for any  adjournment  of that meeting unless a new record date is or must be set for the adjourned meeting.

     (c) Adjournment in Absence of Quorum.  Where a quorum is not present,  the holders of a majority of the shares  represented  and who would be  entitled  to vote at the  meeting if a quorum were present may adjourn such meeting from time to time.

     Section 3.9 Voting of Shares.  Except as provided in the Articles or the Act,  each  outstanding share,  regardless  of class,  is entitled  to one vote on each matter  voted on at a meeting of shareholders.

     Section 3.10 Vote Required.

     (a) Matters  Other Than  Election of Directors.  If a quorum  exists,  except in the case of the election of  directors,  action on a matter shall be approved by a majority of the votes cast at such meeting, unless the Act or the Articles require a greater number of affirmative votes.

     (b) Election of Directors.  Except as otherwise provided in the Articles, each director shall be elected by a  plurality  of the votes cast by the shares  entitled  to vote in the  election  of directors at a meeting at which a quorum is present.  Each  shareholder  who is entitled to vote at an election of  directors  has the right to vote the number of shares owned by him or her for as many  persons  as there are  directors  to be  elected.  Shareholders  do not have a right to cumulate their votes for directors.

     Section 3.11 Conduct of Meeting.  The  Chairman,  or the Chief  Executive  Officer,  or in their absence,  the President,  or in his or her absence, a Vice President in the order provided under the Section of these Bylaws titled "Vice Presidents," or in their absence,  any person chosen by the shareholders present shall call a shareholders'  meeting to order and shall act as presiding officer of the  meeting,  and the  Secretary  of the  Corporation  shall act as secretary of all meetings of the  shareholders,  but, in the absence of the Secretary,  the presiding officer may appoint any other  person to act as  secretary  of the  meeting.  The  presiding  officer of the meeting shall have broad  discretion  in  determining  the order of business at a  shareholders'
     meeting.  The presiding officer's authority to conduct the meeting shall include,  but in no way be limited to, recognizing  shareholders  entitled to speak,  calling for the necessary reports, stating  questions  and putting them to a vote,  calling for  nominations,  and  announcing  the results of voting.  The  presiding  officer  also shall take such actions as are  necessary  and appropriate to preserve order at the meeting.  The rules of parliamentary  procedure need not be observed in the conduct of shareholders' meetings.

     Section 3.12  Inspectors  of Election.  Inspectors  of election may be appointed by the Board to act at any meeting of  shareholders  at which any vote is taken.  If  inspectors of election are not so  appointed,  the  presiding  officer  of the  meeting  may,  and  on the  request  of any shareholder shall, make such appointment.  Each inspector, before entering upon the discharge of his or her duties,  shall take and sign an oath faithfully to execute the duties of inspector at such  meeting with strict  impartiality  and  according  to the best of his or her ability.  The inspectors of election shall determine the number of shares outstanding,  the voting rights with respect to each,  the shares  represented  at the meeting,  the  existence of a quorum,  and the authenticity,  validity, and effect of proxies;  receive votes, ballots,  consents, and waivers;
     hear and determine all challenges and questions  arising in connection with the vote;  count and tabulate all votes, consents,  and waivers;  determine and announce the result; and do such acts as are proper to conduct the election or vote with fairness to all  shareholders.  No inspector, whether  appointed  by the Board or by the person  acting as  presiding  officer of the meeting, need be a  shareholder.  The  inspectors  may  appoint and retain  other  persons or entities to assist the  inspectors in the  performance  of the duties of the  inspectors.  On request of the person  presiding  at the  meeting,  the  inspectors  shall  make a  report  in  writing  of any challenge,  question or matter determined by them and execute a certificate of any fact found by them.

     Section 3.13 Proxies.

     (a) Appointment.  At all meetings of  shareholders,  a shareholder may vote his or her shares in person  or by  proxy.  A  shareholder  may  appoint  a proxy  to vote or  otherwise  act for the
     shareholder   by  signing  an   appointment   form,   either   personally   or  by  his  or  her
     attorney-in-fact.  If an appointment form expressly  provides,  any proxy holder may appoint, in writing,  a  substitute  to act in his or her place.  A  telegraph,  telex,  or a  cablegram,  a facsimile  transmission  of a  signed  appointment  form,  or a  photographic,  photostatic,  or equivalent reproduction of a signed appointment form is a sufficient appointment form.

     (b) When  Effective.  An  appointment  of a proxy is effective when received by the Secretary or other  officer or agent of the  Corporation  authorized to tabulate  votes.  An  appointment  is valid  for up to  eleven  (11)  months  unless a longer  period  is  expressly  provided  in the appointment  form.  An  appointment  of a proxy  is  revocable  by the  shareholder  unless  the appointment  form  conspicuously  states that it is irrevocable  and the  appointment is coupled with an interest.

     Section 3.14 Action by Shareholders Without Meeting.

     (a) Requirements  for Written  Consent.  Any action required or permitted by the Act to be taken at any annual or special meeting of shareholders  may be taken without a meeting,  without prior notice, and without a vote if one or more written consents  describing the action taken shall be signed and dated by the holders of outstanding  capital stock of the  Corporation of each voting group  entitled to vote thereon having not less than the minimum number of votes with respect to each  voting  group that would be  necessary  to  authorize  or take such action at a meeting at which all voting  groups and shares  entitled  to vote  thereon  were  present  and voted.  Such consents  must  be  delivered  to the  Principal  Office  of the  Corporation  in  Florida,  the
     Corporation's  principal  place of business,  the Secretary,  or another officer or agent of the
     Corporation  having custody of the books in which  proceedings of meetings of  shareholders  are recorded.  No written  consent  shall be  effective  to take the  corporate  action  referred to therein  unless,  within sixty (60) days of the date of the earliest dated consent  delivered in the manner required  herein,  written  consents signed by the number of holders required to take action are delivered to the Corporation by delivery as set forth in this Section.

     (b) Revocation of Written  Consents.  Any written  consent may be revoked prior to the date that the Corporation  receives the required number of consents to authorize the proposed  action.  No revocation  is  effective  unless  in  writing  and until  received  by the  Corporation  at its
     Principal Office in Florida or its principal place of business,  or received by the Secretary or other  officer  or agent  having  custody  of the  books in which  proceedings  of  meetings  of shareholders are recorded.

     (c) Same  Effect as Vote at Meeting.  A consent  signed  under this  Section has the effect of a meeting vote and may be described as such in any document.  Whenever  action is taken by written consent pursuant to this Section, the written consent of the shareholders  consenting thereto or the written  reports of inspectors  appointed to tabulate such consents  shall be filed with the minutes of proceedings of shareholders.

     Section 3.15  Acceptance of  Instruments  Showing  Shareholder  Action.  If the name signed on a vote,  consent,  waiver,  or proxy  appointment  corresponds to the name of a  shareholder,  the
     Corporation,  if  acting  in good  faith,  may  accept  the  vote,  consent,  waiver,  or  proxy appointment  and give it  effect  as the act of a  shareholder.  If the name  signed  on a vote, consent,  waiver,  or proxy  appointment  does not correspond to the name of a shareholder,  the
     Corporation,  if  acting  in good  faith,  may  accept  the  vote,  consent,  waiver,  or  proxy appointment and give it effect as the act of the shareholder if any of the following apply:

     (a) The  shareholder is an entity and the name signed purports to be that of an officer or agent of the entity;

     (b) The  name  signed  purports  to be that of a  administrator,  executor,  guardian,  personal representative,  or conservator  representing the shareholder and, if the Corporation  requests, evidence of fiduciary  status  acceptable to the  Corporation  is presented  with respect to the vote, consent, waiver, or proxy appointment;

     (c) The name signed purports to be that of a receiver or trustee in bankruptcy,  or assignee for the benefit of creditors of the shareholder and, if the Corporation  requests,  evidence of this status acceptable to the Corporation is presented with respect to the vote, consent,  waiver, or proxy appointment;

     (d) The name signed purports to be that of a pledgee,  beneficial owner, or  attorney-in-fact of the shareholder and, if the Corporation requests,  evidence acceptable to the Corporation of the signatory's  authority  to sign for the  shareholder  is  presented  with  respect  to the vote, consent, waiver, or proxy appointment; or

     (e) Two or more persons are the  shareholder  as cotenants  or  fiduciaries  and the name signed purports to be the name of at least one of the  co-owners and the person  signing  appears to be acting on behalf of all  co-owners.  The  Corporation  may reject a vote,  consent,  waiver,  or proxy  appointment  if the  Secretary  or  other  officer  or agent  of the  Corporation  who is authorized to tabulate  votes,  acting in good faith,  has reasonable  basis for doubt about the validity of the signature on it or about the signatory's authority to sign for the shareholder.

                                              ARTICLE 4
                                         BOARD OF DIRECTORS

     Section 4.1 General Powers and Number.  All corporate  powers shall be exercised by or under the authority  of, and the business and affairs of the  Corporation  managed under the direction of, the Board.  The number of directors  may be increased or decreased  from time to time by vote of a majority of the Board,  but shall  never be less than five (5),  nor more than  fifteen  (15);
     provided,  however,  that,  unless  required by law and except as provided in Section 4.7 of the
     Corporation's  Articles, the number of directors shall not be increased or decreased without the consent of each party remaining  entitled to special  nomination  rights pursuant to Section 4.2 of the Articles of the Corporation.

     Section 4.2  Qualifications.  Directors must be natural persons who are eighteen years of age or older but need not be residents of the State of Florida or shareholders of the Corporation.

     Section 4.3 Term of Office.  The  directors  shall be  classified,  with respect to the time for which they severally hold office, into three (3) classes,  Class I, Class II and Class III, each of which  shall be as nearly  equal in  number as  possible  and with  each  class of  directors serving for a term of three years.  Each director  shall hold office until his or her successors are elected and qualified,  or until such  director's  earlier death,  resignation or removal as hereinafter  provided.  At each  annual  meeting of the  shareholders  of the  Corporation,  the successors  of the class of directors  whose terms  expire at that  meeting  shall be elected to hold office for a term  expiring at the annual  meeting of  shareholders  held in the third year following  the year of their  election.  The initial  term for the Class I directors  expired at the annual meeting of shareholders  held in 2000 and such class  initially  consisted of two (2)
     directors.  The  initial  term for the Class II  directors  expired  at the  annual  meeting  of shareholders  held in 1999 and such  class  initially  consisted  of three  (3)  directors.  The initial term for the Class III directors  expired at the annual meeting of shareholders  held in
     1998 and such class initially  consisted of three (3) directors.  Unless  otherwise  provided in the  Articles,  when the number of  directors  of the  Corporation  is changed,  the Board shall determine the class or classes to which the increased or decreased  number of directors shall be apportioned;  provided,  however,  that no decrease in the number of directors  shall affect the term of any director then in office,  and that,  unless required by law, the number of directors shall not be  increased  or decreased  without the consent of each party  remaining  entitled to special nomination rights pursuant to Section 4.2 of the Articles of the Corporation.

     Section 4.4 Nominations of Directors.  Except as otherwise  provided  pursuant to the provisions of the Articles or Articles of  Amendment  relating to the rights of the holders of any class or series of Preferred  Stock,  voting  separately  by class or series,  to elect  directors  under specified  circumstances,  nominations  of persons for  election to the Board may be made by the
     Chairman on behalf of the Board,  the Chief  Executive  Officer,  or by any  shareholder  of the
     Corporation  entitled  to vote for the  election  of  directors  at the  annual  meeting  of the shareholders  who  complies  with the notice  provisions  set forth in this  Section  4.4. To be timely,  a  shareholder's  notice  shall be received  at the  principal  business  office of the
     Corporation no later than the date designated for receipt of shareholders'  proposals in a prior public  disclosure made by the Corporation.  If there has been no such prior public  disclosure, then to be timely,  a  shareholder's  nomination  must be delivered to or mailed and received at the principal  business  office of the  Corporation  not less than sixty (60) days nor more than ninety (90) days prior to the annual meeting of  shareholders;  provided,  however,  that in the event  that less than  seventy  (70)  days'  notice of the date of the  meeting  is given to the shareholders  or prior  public  disclosure  of the date of the  meeting  is made,  notice by the shareholder  to be timely must be so received  not later than the close of business on the tenth day following the day on which such notice of the date of the annual  meeting was mailed or such public  disclosure was made. A  shareholder's  notice to the Secretary shall set forth (a) as to each person the shareholder proposes to nominate for election or re-election as a director,  (i)
     the name,  age,  business  address and  residence  address of such  proposed  nominee,  (ii) the principal  occupation  or  employment  of such  person,  (iii) the class and number of shares of capital  stock of the  Corporation  which are  beneficially  owned by such person,  and (iv) any other  information  relating to such person that is required to be disclosed in solicitations of proxies  for  election  of  directors,  or is  otherwise  required,  in each  case  pursuant  to
     Regulation  14A of the Exchange  Act, as amended  (including  without  limitation  such person's written  consent to being named in the proxy statement as a nominee and to serving as a director if elected);  and (b) as to the  shareholder  giving  notice (i) the name and  address,  as they appear on the Corporation's  books, of the shareholder  proposing such nomination,  and (ii) the class  and  number of shares of stock of the  Corporation  which are  beneficially  owned by the shareholder.  No person shall be eligible for election as a director of the  Corporation  unless nominated in accordance  with the  procedures set forth in this Section 4.4. The chairman of the meeting  shall,  if the facts  warrant,  determine  and  declare  to the annual  meeting  that a nomination  was not made in  accordance  with the  provisions  of this  Section  4.4, and if the chairman  shall so  determine,  the chairman  shall so declare at the meeting and the  defective nomination shall be disregarded.

     Section 4.5 Removal.

     (a)  Generally.  Except as  otherwise  provided  pursuant to the  provisions  of the Articles or
     Articles of Amendment  relating to the rights of the holders of any class or series of Preferred
     Stock,  voting separately by class or series, to elect directors under specified  circumstances, any  director  or  directors  may be  removed  from  office at any time,  but only for cause (as defined in Section 4.5(b) hereof) and only by the affirmative  vote, at a special meeting of the shareholders  called for such a  purpose,  of not less than  sixty-six  and  two-thirds  percent
     (66-2/3%) of the total number of votes of the then  outstanding  shares of capital  stock of the
     Corporation  entitled to vote  generally  in the  election of  directors,  voting  together as a single class,  but only if notice of such  proposed  removal was contained in the notice of such meeting.  At least  thirty  (30) days prior to such  special  meeting of  shareholders,  written notice shall be sent to the  director or directors  whose  removal  will be  considered  at such meeting.  Except as  provided  in the  Articles  of the  Corporation,  any  vacancy on the Board resulting  from such  removal or  otherwise  shall be filled  only by vote of a majority  of the directors  then in office,  although  less than a quorum,  and any director so chosen shall hold office until the next election of the class for which such directors  shall have been chosen and until his or her successor  shall have been elected and  qualified or until any such  director's earlier death, resignation or removal.

     (b) "Cause" Defined.  For the purposes of this Section 4.5, "cause" shall mean (i) misconduct as a director of the  Corporation or any subsidiary of the  Corporation  which involves  dishonesty with  respect to a  substantial  or material  corporate  activity or corporate  assets,  or (ii)
     conviction of an offense  punishable by one (1) or more years of imprisonment  (other than minor regulatory  infractions and traffic  violations which do not materially and adversely affect the
     Corporation).

     Section 4.6 Resignation.  A director may resign at any time by delivering  written notice to the
     Board,  the  Chairman,  or  the  Chief  Executive  Officer  of  the  Corporation.  A  director's resignation  is  effective  when the notice is  delivered  unless the notice  specifies  a later effective date.

     Section 4.7 Vacancies.

     (a) Who May Fill Vacancies.  Except as provided below, and subject to the provisions of Sections
     4.1 and 4.2 of the  Articles  of the  Corporation,  whenever  any  vacancy  occurs on the Board, including a vacancy  resulting from an increase in the number of directors,  it may be filled by the affirmative  vote of a majority of the remaining  directors though less than a quorum of the
     Board.  Any director  elected in accordance with the preceding  sentence shall hold office until his or her  successor is duly elected and  qualified,  and such  successor  shall  complete such director's remaining term.

     (b)  Directors  Electing by Voting  Groups.  Whenever  the holders of shares of any voting group are  entitled  to elect a class of one or more  directors  by the  provisions  of the  Articles, vacancies  in such  class may be  filled by  holders  of  shares  of that  voting  group or by a majority of the  directors  then in office  elected by such voting group or by a sole  remaining director so elected.  If no director elected by such voting group remains in office,  unless the
     Articles provide otherwise, directors not elected by such voting group may fill vacancies.

     (c)  Prospective  Vacancies.  A vacancy that will occur at a specific  later date,  because of a resignation  effective at a later date or otherwise,  may be filled  before the vacancy  occurs, but the new director may not take office until the vacancy occurs.

     Section  4.8  Compensation.  The Board,  irrespective  of any  personal  interest  of any of its members, may establish reasonable  compensation of all directors for services to the Corporation as  directors,  officers,  or  otherwise,  or may  delegate  such  authority  to an  appropriate committee.  The Board also shall have  authority  to provide  for or  delegate  authority  to an appropriate  committee to provide for reasonable  pensions,  disability or death  benefits,  and other  benefits or payments,  to  directors,  officers,  and  employees  and to their  families, dependents,  estates,  or beneficiaries on account of prior services rendered to the Corporation by such directors,  officers,  and employees.  Directors shall be entitled to reimbursement  for reasonable  expenses incurred in connection with attending meetings of the Board (and committees thereof)  and  performing  their  duties  as  directors,  including  reimbursement  of  expenses attributable to air travel and hotel occupancy while traveling on corporate business.

     Section  4.9  Regular  Meetings.  A regular  meeting of the Board  shall be held  without  other notice than this bylaw  immediately  after the annual meeting of shareholders and each adjourned session  thereof.  The  place of such  regular  meeting  shall  be the same as the  place of the meeting of  shareholders  which precedes it, or such other suitable place as may be announced at such meeting of shareholders.  The Board may provide, by resolution,  the date, time, and place, either within or without the State of Florida,  for the holding of additional  regular  meetings of the Board without notice other than such resolution.

     Section  4.10 Special  Meetings.  Special  meetings of the Board may be called by the  Chairman,
     Chief  Executive  Officer,  or not less than  one-third  (1/3) of the members of the Board.  The person or persons  calling the meeting may fix any place,  either within or without the State of
     Florida,  as the place for holding any  special  meeting of the Board,  and if no other place is fixed, the place of the meeting shall be the Principal Office of the Corporation.

     Section  4.11  Notice.  Special  meetings  of the Board must be  preceded  by at least two days'
     notice of the date,  time,  and place of the  meeting.  The notice need not describe the purpose of the special meeting.

     Section  4.12  Waiver  of  Notice.  Notice of a  meeting  of the Board  need not be given to any director  who signs a waiver of notice  either  before  or after the  meeting.  Attendance  of a director at a meeting shall  constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting,  the time of the meeting,  or the manner in which it has been called or convened,  except when a director states,  at the beginning of the meeting or promptly upon arrival at the meeting,  any objection to the transaction of business  because the meeting is not lawfully called or convened.

     Section  4.13 Quorum and Voting.  A quorum of the Board  consists of a majority of the number of directors prescribed by these Bylaws (or if no number is prescribed,  the number of directors in office  immediately  before the meeting  begins).  If a quorum is present  when a vote is taken, the  affirmative  vote of a majority of  directors  present is the act of the Board.  A director who is present at a meeting of the Board or a committee  of the Board when  corporate  action is taken is deemed to have  assented  to the  action  taken  unless:  (a) he or she  objects at the beginning  of the meeting (or  promptly  upon his or her  arrival) to holding it or  transacting specified  business at the meeting;  or (b) he or she votes  against or abstains from the action taken.

     Section 4.14 Conduct of Meetings.

     (a) Presiding  Chairman.  The Chairman  shall  preside at meetings of the Board.  In the absence of the Chairman,  the Chief Executive Officer, or in his or her absence,  any director delegated by the Chairman or chosen by the  directors  present,  shall call meetings of the Board to order and shall act as presiding officer of the meeting.

     (b)  Minutes.  The  Secretary of the  Corporation  shall act as secretary of all meetings of the
     Board but in the absence of the  Secretary,  the presiding  officer may appoint any other person present to act as  secretary of the  meeting.  Minutes of any regular or special  meeting of the
     Board shall be prepared and distributed to each director.

     (c)  Adjournments.  A majority of the directors  present,  whether or not a quorum  exists,  may adjourn  any  meeting  of the Board to  another  time and  place.  Notice of any such  adjourned meeting shall be given to the directors who are not present at the time of the adjournment  and, unless  the  time  and  place  of  the  adjourned  meeting  are  announced  at the  time  of the adjournment, to the other directors.

     (d)  Participation  by  Conference  Call or  Similar  Means.  The  Board may  permit  any or all directors to  participate in a regular or a special  meeting by, or conduct the meeting  through the use of, any means of communication by which all directors  participating may  simultaneously hear each other  during the  meeting.  A  director  participating  in a meeting by this means is deemed to be present in person at the meeting.

     Section  4.15 Committees.   The Board, by resolution adopted  by a  majority  of the full Board, may designate from among its members one or more committees, with each such committee consisting of one or more of  the  directors  of  the  Corporation  as provided  herein.  In the absence or disqualification of a member of a committee, the Board, by resolution adopted in accordance with this Section, may  unanimously appoint another member of the Board to act at the  meeting in the place of  any such absent or disqualified member,  provided,  however, that any such appointment shall satisfy  the independence,  composition  and experience  requirements of the Nasdaq Rules,
     Exchange Act and the  Sarbanes-Oxley  Act of 2002 ("Sarbanes-Oxley"),  to the extent  necessary.
     Each  committee shall hold such regular or special  meetings as its members shall deem necessary or  appropriate  and shall keep regular minutes of its meetings and regularly report the same to the Board.

     To the extent  provided  in the  resolution  of the Board  establishing  and  constituting  such committees,  such  committees,  including  without  limitation  those committees set forth under
     Sections 4.16, 4.17, 4.18 and 4.19 herein,  shall have and may exercise all the authority of the
     Board, except that no such committee shall have the authority to:

     (a)  approve or  recommend  to  shareholders  actions  or  proposals  required  by the Act to be approved by shareholders;

     (b) fill vacancies on the Board or any committee thereof;

     (c) adopt, amend, or repeal these Bylaws;

     (d) authorize or approve the  reacquisition  of shares unless  pursuant to a general  formula or method specified by the Board; or

     (e)  authorize or approve the issuance or sale or contract for the sale of shares,  or determine the designation and relative rights, preferences,  and limitations of a voting group except that the Board may authorize a committee (or a senior executive  officer of the Corporation) to do so within limits specifically prescribed by the Board.

     Notwithstanding  the  foregoing,  except  with  respect  to  each  of  the Audit Committee,  the
     Compensation Committee,  the  Corporate  Governance and the Executive  Committee,  the Board, by
     resolution adopted in  accordance  with this  Section may appoint one or more  non-directors  to serve as members of any committee,  provided  that director  members of any such committee  must constitute a majority of the membership of such committee.

     The  Board,  by  resolution  adopted in  accordance  with this  Section,  may  designate  one or more directors  as  alternate  members of any such committee, who may act in the place and stead of any absent  member or members at any  meeting of  such committee.  The  provisions  of  these
     Bylaws which govern meetings, notice and waiver of notice, and quorum and voting requirements of the Board apply to committees and their members as well. Notwithstanding the foregoing sentence, all directors (i) shall be  entitled to  receive  notice of  all  meetings  of  the Compensation
     Committee  and  the  Audit  Committee,  (ii) may  attend  any  committee  meeting,   unless  the
     committee has voted to go into executive session, and (iii) shall be entitled  to receive copies of the minutes of all  committee meetings.

     Section 4.16 Audit  Committee.  The Audit  Committee  shall be composed of three or more members of the Board, each of whom satisfies the independence,  experience and composition  requirements
     (as applicable to the  Corporation) of the Nasdaq Rules,  the Exchange Act, and  Sarbanes-Oxley.
     The Audit  Committee  shall be responsible  for reviewing and  maintaining  the Audit  Committee
     Charter to the standards of the Nasdaq Rules,  the Exchange Act, and  Sarbanes-Oxley.  The Audit
     Committee  shall have the sole  authority  to engage  and  discharge,  review the  independence, qualifications,  activities and compensation of the Corporation's  independent  certified public accountants  and recommend to the Board the  appointment  of the  independent  certified  public accountants.  The Audit  Committee  shall  assure  regular  rotation of the lead and  concurring audit  partners and shall be  responsible  for the  Corporation's  financial  policies,  control procedures,  accounting  staff,  internal  audit  function  and  reviews  and  approval  of  the
     Corporation's  financial  statements.  The Audit  Committee  shall also be  responsible  for the review of transactions between the Corporation and any Corporate officer,  director or entity in which an officer or director of the  Corporation  has a material  interest.  The Audit Committee shall  develop and maintain  procedures  for the  submission of  complaints  and concerns  about accounting  and  auditing  matters,  and shall  assure  that Chief  Executive  Officer and Chief
     Financial  Officer  certifications  meet their obligations by performing a review and evaluation of the  Corporation's  disclosure  controls and  procedures.  The Audit Committee shall have the authority to engage the services of an outside  advisor when required and shall receive  reports from the outside auditor on critical accounting policies,  significant  accounting judgments and estimates, off-balance sheet transactions and non-GAAP financial measures.

     Section 4.17 Stock Option/Compensation  Committee ("Compensation  Committee").  The Compensation
     Committee  shall be composed of three or more members of the Board,  each of whom  satisfies the independence,  experience and composition  requirements  of the Nasdaq Rules,  the Exchange Act, and  Sarbanes-Oxley.  The  Compensation  Committee  shall be responsible  for  establishing  the compensation of the  Corporation's  directors,  Chief Executive  Officer and all other executive officers,  including  salaries,  bonuses,  severance  arrangements,  and other executive officer benefits.  The Compensation  Committee's duties may include,  but are not limited to: (i) review of key  employee  compensation  policies,  plans and  programs,  (ii) review and approval of the compensation  of the  executive  officers of the  Corporation,  (iii) review and approval of any employment  contracts,  severance  arrangements,  change  of  control  arrangements  or  similar arrangements  between  the  Corporation  and any  executive  officer  of the  Corporation,  (iv)
     administering the  Corporation's  stock option plans,  incentive  compensation plan programs and any such  plans  that the Board may from time to time  adopt  and to  exercise  all the  powers, duties and  responsibilities  delegated  by the Board with  respect to such  plans,  and (v) any other duties set forth in the Compensation Committee's Charter and policies.

     Section 4.18  Corporate  Governance/Nominating  Committee  ("Corporate  Governance  Committee").
     The  Corporate  Governance  Committee  shall be composed of three or more  members of the Board, each of whom satisfies the independence,  experience and composition  requirements of the Nasdaq
     Rules,  the Exchange Act and  Sarbanes-Oxley.  The Corporate  Governance  Committee shall review the  Corporation's  policies and practices to meet the standards  suggested by various groups or authorities  active in corporate  governance  and practices of other public  companies and shall select nominees for election as directors of the Corporation.

     Section 4.19 Executive Committee. Subject to the power of the Board to determine otherwise,  the
     Executive  Committee  shall  be  composed of the  Chief Executive Officer of the Corporation and
     three  or  more  members of the Board, each of whom satisfies the independence,  experience  and composition requirements of the Nasdaq Rules, the Exchange Act and Sarbanes-Oxley. The Executive
     Committee shall be responsible for performing  all  tasks on matter that requires Board approval between regularly scheduled Board meetings that cannot reasonably be  postponed  until  the next
     Board meeting to the extent permitted by these Bylaws and applicable law. The Board reserves the authority  to  establish  specific  guidelines  for the Executive Committee and the authority to establish the Chairman of the Executive Committee.

     Section 4.20 Action  Without  Meeting.  Any action  required or permitted by the Act to be taken at a meeting of the Board or a committee  thereof  may be taken  without a meeting if the action is taken by all members of the Board or of the  committee.  The action shall be evidenced by one or more written  consents  describing  the action  taken,  signed by each  director or committee member and retained by the  Corporation.  Such action shall be effective  when the last director or  committee  member  signs the  consent,  unless the consent  specifies a different  effective date.  A consent  signed  under this  Section  has the effect of a vote at a meeting  and may be described as such in any document.

                                              ARTICLE 5
                                              OFFICERS

     Section  5.1  Number.  The  principal  officers of the  Corporation  shall be a Chief  Executive
     Officer,  a President,  the Executive  Vice  Presidents,  the Senior Vice  Presidents,  the Vice
     Presidents,  a  Secretary,  and a  Treasurer,  each of whom shall be elected by the Board.  Such other officers and assistant  officers as may be deemed necessary may be elected or appointed by the Board.  The Board may also  authorize  any duly  appointed  officer  to appoint  one or more officers or  assistant  officers.  The same  individual  may  simultaneously  hold more than one office.

     Section 5.2 Election and Term of Office.  The officers of the  Corporation  to be elected by the
     Board shall be elected  annually by the Board at the first  meeting of the Board held after each annual  meeting of the  shareholders.  If the  election  of  officers  shall not be held at such meeting,  such election shall be held as soon thereafter as is  practicable.  Each officer shall hold office  until his or her  successor  shall have been duly elected or until his or her prior death, resignation, or removal.

     Section 5.3 Removal.  The Board may remove any officer and,  unless  restricted by the Board, an officer may remove any officer or  assistant  officer  appointed by that  officer,  at any time, with or without cause and  notwithstanding  the contract rights, if any, of the officer removed.
     The appointment of an officer does not of itself create contract rights.

     Section  5.4  Resignation.  An  officer  may  resign  at any time by  delivering  notice  to the
     Corporation.  The  resignation  shall be  effective  when the  notice is  delivered,  unless the notice  specifies a later effective date and the  Corporation  accepts the later effective date.
     If a  resignation  is made  effective  at a later date and the  Corporation  accepts  the future effective  date,  the pending  vacancy may be filled before the effective date but the successor may not take office until the effective date.

     Section  5.5  Vacancies.  Any  vacancy  occurring  in any office of the  Corporation  because of death, resignation, removal, disqualification,  or otherwise, shall be filled as soon thereafter as practicable by the Board for the unexpired portion of the term.

     Section  5.6  Chairman  of the  Board.  The  Chairman  shall be a member  of the Board and shall preside over all meetings of the Board and  shareholders of the  Corporation.  In the absence of the  Chairman or in the event for any reason it shall be  impracticable  for the Chairman to act personally,  the Chief  Executive  Officer  shall  preside at all  meetings  of the  Board.  The
     Chairman  shall perform such other powers and duties as may from time to time be assigned to him or her by the Board, or as may be prescribed by these Bylaws.

     Section  5.7  Chief  Executive  Officer.  The Chief  Executive  Officer  shall be the  principal executive  officer of the  Corporation  and,  subject to the  direction  of the Board,  shall in general  supervise  and control all of the  business and affairs of the  Corporation.  The Chief
     Executive  Officer  shall have  authority,  subject to such  rules as may be  prescribed  by the
     Board,  to  appoint  such  agents  and  employees  of the  Corporation  as he or she shall  deem necessary,  to prescribe their powers,  duties and  compensation,  and to delegate  authority to them.  Such agents and  employees  shall hold office at the  discretion  of the Chief  Executive
     Officer.  The Chief Executive  Officer shall have authority to sign  certificates  for shares of the  Corporation,  the issuance of which shall have been  authorized by resolution of the Board, and to execute and  acknowledge,  on behalf of the  Corporation,  all deeds,  mortgages,  bonds, contracts,  leases,  reports,  and all other documents or instruments  necessary or proper to be executed in the course of the Corporation's  regular  business,  or which shall be authorized by resolution  of the Board;  and,  except as  otherwise  provided  by law or the Board,  the Chief
     Executive  Officer may  authorize  the  Chairman,  the  President,  any Vice  President or other officer or agent of the Corporation to execute and acknowledge  such documents or instruments in his or her place and stead.  In  general he or she shall  perform  all  duties  incident  to the office of Chief  Executive  Officer and such other duties as may be prescribed by the Board from time to time.

     Section 5.8.  President.  In the absence of the Chief Executive Officer,  or in the event of his or her  death,  inability  or  refusal  to act,  or in the  event  for any  reason  it  shall be impracticable  for the Chief Executive  Officer to act  personally,  the President shall perform the duties of the Chief Executive Officer,  and when so acting, shall have all the powers of and be subject to all the  restrictions  upon the Chief  Executive  Officer.  If the Chief Executive
     Officer  is not  present,  the  President  shall  preside  at all  meetings  of  the  Board  and shareholders.  The President  shall have  authority,  subject to such rules as may be prescribed by the Board,  to appoint such agents and employees of the  Corporation  as he or she shall deem necessary,  to prescribe their powers,  duties and  compensation,  and to delegate  authority to them.  Such agents and  employees  shall hold office at the  discretion  of the  President.  The
     President shall have authority to sign  certificates  for shares of the Corporation the issuance of which shall have been authorized by resolution of the Board,  and to execute and acknowledge, on behalf of the Corporation,  all deeds, mortgages, bonds, contracts,  leases, reports, and all other  documents  or  instruments  necessary  or  proper  to be  executed  in the  course of the
     Corporation's  regular  business,  or which shall be authorized by resolution of the Board; and, except  as  otherwise  provided  by law or the  Board,  the  President  may  authorize  any Vice
     President  or  other  officer  or agent of the  Corporation  to  execute  and  acknowledge  such documents or instruments  in his or her place and stead.  In general he or she shall perform all duties  incident to the office of President  and such other duties as may be  prescribed  by the
     Board from time to time.

     Section  5.9  Vice  Presidents.  In  the  absence  of  the  President  or in  the  event  of the
     President's  death,  inability  or  refusal  to act,  or in the event for any reason it shall be impracticable  for the President to act personally,  the Vice President,  (or in the event there be more than one Vice President,  the Vice  Presidents in the order  designated by the Board, or in the  absence of any  designation,  then in the order of their  election),  shall  perform the duties of the President,  and when so acting, shall have all the powers of and be subject to all the  restrictions  upon the President.  Each Vice  President  shall perform such duties and have such  authority as from time to time may be delegated or assigned to him or her by the Chairman, the Chief Executive  Officer,  the President,  or by the Board.  The execution of any instrument of the Corporation by any Vice President shall be conclusive  evidence,  as to third parties, of his or her  authority  to act in the stead of the  President.  The  Corporation  may have one or more Senior Vice  Presidents and Executive  Vice  Presidents,  who shall be Vice  Presidents for purposes hereof.

     Section 5.10  Secretary.  The Secretary  shall:  (a) keep,  or cause to be kept,  minutes of the meetings of the shareholders  and of the Board (and of committees  thereof) in one or more books provided for that purpose  (including  records of actions taken by the shareholders or the Board
     (or committees  thereof)  without a meeting);  (b) be custodian of the corporate  records and of the seal of the  Corporation,  if any, and if the Corporation has a seal, see that it is affixed to all  documents  the  execution of which on behalf of the  Corporation  under its seal is duly authorized;  (c)  authenticate  the  records of the  Corporation;  (d)  maintain a record of the shareholders of the Corporation,  in a form that permits  preparation of a list of the names and addresses of all shareholders,  by class or series of shares and showing the number and class or series of shares held by each  shareholder;  (e) have general charge of the stock transfer books of the  Corporation;  and (f) in general  perform all duties incident to the office of Secretary and have such other duties and exercise such  authority as from time to time may be delegated or assigned by the Chief Executive Officer, or by the Board.

     Section 5.11 Treasurer.  The Treasurer  shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation;  (b) maintain  appropriate  accounting records;
     (c) receive and give  receipts  for moneys due and  payable to the  Corporation  from any source whatsoever,  and  deposit all such moneys in the name of the  Corporation  in such banks,  trust companies,  or other  depositaries  as shall be selected in  accordance  with the  provisions of these Bylaws;  and (d) in general  perform all of the duties incident to the office of Treasurer and have such  other  duties  and  exercise  such  other  authority  as from time to time may be delegated  or  assigned  by the Chief  Executive  Officer,  or by the Board.  If required by the
     Board,  the Treasurer shall give a bond for the faithful  discharge of his or her duties in such sum and with such surety or sureties as the Board shall determine.

     Section 5.12  Assistant  Secretaries  and  Assistant  Treasurers.  There shall be such number of
     Assistant  Secretaries  and Assistant  Treasurers as the Board may from time to time  authorize.
     The  Assistant  Treasurers  shall  respectively,  if required  by the Board,  give bonds for the faithful  discharge  of their  duties  in such sums and with such  sureties  as the Board  shall determine.  The Assistant Secretaries and Assistant Treasurers,  in general,  shall perform such duties and have such  authority  as shall from time to time be  delegated or assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer or the Board.

     Section 5.13 Other  Assistants and Acting  Officers.  The Board shall have the power to appoint, or to authorize any duly appointed  officer of the Corporation to appoint,  any person to act as assistant to any officer,  or as agent for the  Corporation  in his or her stead,  or to perform the duties of such officer whenever for any reason it is  impracticable  for such officer to act personally,  and such assistant or acting officer or other agent so appointed by the Board or an authorized  officer  shall have the power to perform all the duties of the office to which he or she is so appointed to be an assistant,  or as to which he or she is so appointed to act, except as such power may be otherwise defined or restricted by the Board or the appointing officer.

     Section 5.14 Salaries.  The salaries of the principal  officers shall be fixed from time to time by the Board or by a duly authorized  committee thereof,  and no officer shall be prevented from receiving  such  salary  by  reason  of  the  fact  that  he or she is  also a  director  of the
     Corporation.

                                              ARTICLE 6
                       CONTRACTS, CHECKS AND DEPOSITS; SPECIAL CORPORATE ACTS

     Section 6.1 Contracts.  The Board may authorize any officer or officers,  or any agent or agents to enter into any contract or execute or deliver any  instrument in the name of and on behalf of the Corporation,  and such  authorization may be general or confined to specific  instances.  In the absence of other designation,  all deeds, mortgages, and instruments of assignment or pledge made by the Corporation  shall be executed in the name of the Corporation by the Chief Executive
     Officer, or the President; the Secretary or an Assistant Secretary,  when necessary or required, shall attest and affix the corporate seal, if any, thereto;  and when so executed no other party to such  instrument  or any third party shall be required to make any inquiry into the authority of the signing officer or officers.

     Section 6.2 Checks,  Drafts,  etc. All checks,  drafts or other orders for the payment of money, notes,  or other  evidences  of  indebtedness  issued in the name of the  Corporation,  shall be signed by such officer or  officers,  agent or agents of the  Corporation  and in such manner as shall from time to time be determined by or under the authority of a resolution of the Board.

     Section 6.3 Deposits.  All funds of the  Corporation  not otherwise  employed shall be deposited from time to time to the credit of the  Corporation  in such banks,  trust  companies,  or other depositaries as may be selected by or under the authority of a resolution of the Board.

     Section  6.4  Voting  of  Securities  Owned  by  Corporation.  Subject  always  to the  specific directions of the Board, (a) any shares or other securities  issued by any other corporation and owned or controlled by the Corporation  may be voted at any meeting of security  holders of such other  corporation  by the  Chairman,  the Chief  Executive  Officer,  or the  President,  or an
     Executive or Senior Vice  President,  and (b)  whenever,  in the judgment of the  Chairman,  the
     Chief  Executive  Officer,  or the President,  or an Executive or Senior Vice  President,  it is
     desirable  for the  Corporation  to  execute a proxy or  written  consent in respect of any such shares  or  other  securities,  such  proxy or  consent  shall  be  executed  in the name of the
     Corporation by the Chairman,  the Chief Executive Officer, or the President,  or an Executive or
     Senior Vice  President,  without  necessity of any  authorization  by the Board,  affixation  of corporate seal, if any, or  countersignature  or attestation by another  officer.  Any person or persons  designated in the manner above stated as the proxy or proxies of the Corporation  shall have full right,  power,  and  authority to vote the shares or other  securities  issued by such other  corporation  and owned or controlled by the  Corporation the same as such shares or other securities might be voted by the Corporation.

                                              ARTICLE 7
                             CERTIFICATES FOR SHARES; TRANSFER OF SHARES

     Section  7.1  Consideration  for  Shares.  The Board  may  authorize  shares  to be  issued  for consideration  consisting of any tangible or intangible  property or benefit to the Corporation, including cash, promissory notes, services performed,  promises to perform services evidenced by a written  contract,  or other  securities of the  Corporation.  Before the  Corporation  issues shares,  the Board shall  determine  that the  consideration  received or to be received for the shares to be issued is adequate.  The  determination  of the Board is conclusive  insofar as the adequacy of  consideration  for the issuance of shares relates to whether the shares are validly issued,  fully paid, and  nonassessable.  The  Corporation may place in escrow shares issued for future  services or benefits or a promissory  note, or make other  arrangements  to restrict the transfer of the shares,  and may credit  distributions  in respect of the shares  against  their purchase  price,  until the  services  are  performed,  the note is paid,  or the  benefits  are received.  If the  services  are not  performed,  the note is not paid,  or the benefits are not received,  the  Corporation  may cancel,  in whole or in part, the shares escrowed or restricted and the distributions credited.

     Section  7.2  Certificates  for  Shares.  Every  holder of shares  in the  Corporation  shall be entitled to have a  certificate  representing  all shares to which he or she is entitled  unless the  Board  authorizes  the  issuance  of some or all  shares  without  certificates.  Any  such
     authorization   shall  not  affect  shares  already   represented  by  certificates   until  the
     certificates  are surrendered to the  Corporation.  If the Board  authorizes the issuance of any shares without  certificates,  within a reasonable  time after the issue or transfer of any such shares,  the  Corporation  shall send the  shareholder  a written  statement of the  information required by the Act or the Articles to be set forth on certificates,  including any restrictions on  transfer.  Certificates  representing  shares  of the  Corporation  shall  be in such  form, consistent with the Act, as shall be determined by the Board. Such certificates  shall be signed
     (either manually or in facsimile) by the Chief Executive  Officer,  the President,  or any other persons  designated  by the  Board  and may be  sealed  with  the seal of the  Corporation  or a facsimile  thereof.  All certificates  for shares shall be  consecutively  numbered or otherwise identified.  The name and  address  of the  person to whom the shares  represented  thereby  are issued,  with the  number of shares and date of issue,  shall be  entered on the stock  transfer books  of the  Corporation.  Unless  the  Board  authorizes  shares  without  certificates,  all certificates  surrendered  to  the  Corporation  for  transfer  shall  be  canceled  and  no new certificate shall be issued until the former  certificate for a like number of shares shall have been  surrendered  and  canceled,  except as  provided  in these  Bylaws  with  respect to lost, destroyed,  or stolen  certificates.  The validity of a share  certificate  is not affected if a person who signed the certificate  (either manually or in facsimile) no longer holds office when the certificate is issued.

     Section  7.3  Transfer  of Shares.  Prior to due  presentment  of a  certificate  for shares for registration of transfer,  the Corporation may treat the registered  owner of such shares as the person  exclusively  entitled  to vote,  to receive  notifications,  and  otherwise  to have and exercise all the rights and power of an owner.  Where a  certificate  for shares is presented to the Corporation  with a request to register a transfer,  the Corporation  shall not be liable to the owner or any other person  suffering  loss as a result of such  registration  of transfer if
     (a) there were on or with the  certificate the necessary  endorsements,  and (b) the Corporation had no duty to inquire into adverse  claims or has  discharged  any such duty.  The  Corporation may  require  reasonable  assurance  that  such  endorsements  are  genuine  and  effective  and compliance  with such other  regulations  as may be  prescribed by or under the authority of the
     Board.

     Section  7.4   Restrictions  on  Transfer.   The  face  or  reverse  side  of  each  certificate
     representing shares shall bear a conspicuous  notation as required by the Act or the Articles of the restrictions imposed by the Corporation upon the transfer of such shares.

     Section  7.5 Lost,  Destroyed,  or Stolen  Certificates.  Unless  the  Board  authorizes  shares without  certificates,  where the owner  claims  that  certificates  for shares  have been lost, destroyed,  or wrongfully taken, a new certificate shall be issued in place thereof if the owner
     (a) so requests  before the Corporation has notice that such shares have been acquired by a bona fide purchaser,  (b) files with the  Corporation a sufficient  indemnity bond if required by the
     Board or any principal officer,  and (c) satisfies such other reasonable  requirements as may be prescribed by or under the authority of the Board.

     Section 7.6 Stock  Regulations.  The Board shall have the power and  authority  to make all such further rules and regulations not  inconsistent  with law as they may deem expedient  concerning the issue, transfer, and registration of shares of the Corporation.

                                              ARTICLE 8
                                                SEAL

     Section 8.1 Seal.  The Board may provide for a corporate seal for the Corporation.

                                              ARTICLE 9
                                          BOOKS AND RECORDS

     Section 9.1 Books and Records.

     (a) The Corporation  shall keep as permanent records minutes of all meetings of the shareholders and Board, a record of all actions taken by the  shareholders or Board without a meeting,  and a record of all actions  taken by a committee  of the Board in place of the Board on behalf of the
     Corporation.

     (b) The Corporation shall maintain accurate accounting records.

     (c) The  Corporation  or its agent shall  maintain a record of the  shareholders  in a form that permits  preparation of a list of the names and addresses of all  shareholders  in  alphabetical order by class of shares showing the number and series of shares held by each.

     (d) The Corporation shall keep a copy of all written  communications  within the preceding three years to all shareholders  generally or to all shareholders of a class or series,  including the financial  statements  required to be furnished by the Act, and a copy of its most recent annual report delivered to the Department of State.

     Section 9.2  Shareholders'  Inspection  Rights.  Shareholders  are  entitled to inspect and copy records of the Corporation as permitted by the Act.

     Section  9.3  Distribution  of  Financial   Information.   The  Corporation  shall  prepare  and
     disseminate financial statements to shareholders as required by the Act.

     Section  9.4  Other  Reports.   The  Corporation   shall   disseminate  such  other  reports  to
     shareholders as are required by the Act, including reports regarding  indemnification in certain circumstances  and reports  regarding  the issuance or  authorization  for issuance of shares in exchange for promises to render services in the future.

                                             ARTICLE 10
                                           INDEMNIFICATION

     Provision  of  Indemnification.  The  Corporation  shall,  to the fullest  extent  permitted  or required by the Act,  including any amendments  thereto (but in the case of any such  amendment, only to the extent  such  amendment  permits or  requires  the  Corporation  to provide  broader indemnification  rights than prior to such  amendment),  indemnify  its  Directors and Executive
     Officers against any and all Liabilities,  and advance any and all reasonable Expenses, incurred thereby in any  Proceeding  to which any such  Director  or  Executive  Officer is a Party or in which such  Director or Executive  Officer is deposed or called to testify as a witness  because he or  she is or  was a  Director  or  Executive  Officer  of the  Corporation.  The  rights  to indemnification  granted  hereunder  shall  not be  deemed  exclusive  of any  other  rights  to indemnification  against  Liabilities  or the  advancement  of  Expenses  which  a  Director  or
     Executive  Officer  may be entitled  under any written  agreement,  Board'  resolution,  vote of shareholders,  the Act,  or  otherwise.  The  Corporation  may,  but shall not be  required  to, supplement  the foregoing  rights to  indemnification  against  Liabilities  and  advancement of
     Expenses  by the  purchase  of  insurance  on  behalf  of any one or more  of its  Directors  or
     Executive  Officers  whether or not the  Corporation  would be obligated to indemnify or advance
     Expenses  to such  Director  or  Executive  Officer  under this  Article.  For  purposes of this
     Article,  the term "Directors" includes former directors of the Corporation and any director who is or was serving at the request of the Corporation as a director,  officer,  employee, or agent of another  Corporation,  partnership,  joint venture,  trust, or other  enterprise,  including, without  limitation,  any  employee  benefit  plan  (other  than  in the  capacity  as an  agent separately  retained and  compensated  for the provision of goods or services to the enterprise, including, without limitation,  attorneys-at-law,  accountants, and financial consultants).  The term  "Executive  Officers"  includes those  individuals  who are or were at any time "executive officers"  of the  Corporation  as defined  in  Securities  and  Exchange  Commission  Rule 3b-7
     promulgated under the Securities  Exchange Act of 1934, as amended.  All other capitalized terms used in this  Article  and not  otherwise  defined  herein have the meaning set forth in Section
     607.0850,  Florida Statutes  (2003).  The provisions of this Article are intended solely for the benefit of the indemnified  parties described herein,  their heirs and personal  representatives and shall not create any rights in favor of third  parties.  No  amendment  to or repeal of this
     Article  shall  diminish  the  rights  of  indemnification  provided  for  herein  prior to such amendment or repeal.

                                             ARTICLE 11
                                             AMENDMENTS

     Power  to  Amend.  These  Bylaws  may  be  amended  or  repealed  by  either  the  Board  or the shareholders,  unless  the Act  reserves  the  power  to amend  these  Bylaws  generally  or any particular  bylaw provision,  as the case may be,  exclusively to the shareholders or unless the shareholders,  in  amending  or  repealing  these  Bylaws  generally  or  any  particular  bylaw provision,  provide  expressly that the Board may not amend or repeal these Bylaws or such bylaw provision,  as the case may be. The  shareholders  of the Corporation may adopt or amend a bylaw provision which fixes a greater quorum or voting  requirement for shareholders (or voting groups of  shareholders)  than is required by the Act. The  adoption or amendment of a bylaw  provision that adds,  changes or deletes a greater quorum or voting requirement for shareholders must meet the same  quorum  or voting  requirement  and be  adopted  by the same  vote and  voting  groups required to take action under the quorum or voting  requirement then in effect or proposed to be adopted,  whichever is greater.  Notwithstanding  the  foregoing,  (i) Article 5 of the Articles may only be  amended  or  repealed  by the  shareholders  of the  Corporation,  and (ii) none of
     Sections  4.1,  4.3,  4.4 and 4.7(a) of these  Bylaws may be amended  or  repealed  without  the consent of each party remaining  entitled to special  nomination  rights pursuant to Section 4.2 of the Articles of the Corporation.

     /s/ Karen S. Castillo
     Karen S. Castillo
     Corporate Secretary